RIVER RUN – GRANBY, CO FIRST PHASE OPENED IN JULY 2019 INVESTOR PRESENTATION FEBRUARY 2020

FORWARD-LOOKING STATEMENTS This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc. (the “Company” or “Sun”) and from third- party sources indicated herein. Such third-party information has not been independently verified. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2019, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include but are not limited to: . changes in general economic conditions, the real estate industry and the markets in which we operate; . difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully; . our liquidity and refinancing demands; . our ability to obtain or refinance maturing debt; . our ability to maintain compliance with covenants contained in our debt facilities; . availability of capital; . changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian and Australian dollars; . our ability to maintain rental rates and occupancy levels; . our failure to maintain effective internal control over financial reporting and disclosure controls and procedures; . increases in interest rates and operating costs, including insurance premiums and real property taxes; . risks related to natural disasters such as hurricanes, earthquakes, floods and wildfires; . general volatility of the capital markets and the market price of shares of our capital stock; . our failure to maintain our status as a REIT; . changes in real estate and zoning laws and regulations; . legislative or regulatory changes, including changes to laws governing the taxation of REITs; . litigation, judgments or settlements; . competitive market forces; . the ability of manufactured home buyers to obtain financing; and . the level of repossessions by manufactured home lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements. 2

COMPANY HIGHLIGHTS Leading owner and operator of manufactured housing (“MH”) and recreational vehicle (“RV”) communities Favorable demand drivers combined with supply constraints Consistent organic growth enhanced with embedded expansion opportunities PONY EXPRESS RV RESORT – NORTH SALT LAKE CITY, UTAH Industry consolidator with proven value creation from acquisitions Cycle-tested growth driven by attractive value proposition for customers Focus on exceptional service supported by culture of accountability OCEAN PINES & MAGNOLIA GROVE - GARDEN CITY, SC Proven executive management team with over 100 ACQUIRED IN OCTOBER 2019 combined years of industry experience CHULA VISTA RV – CHULA VISTA, CA Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2019 as well as Press Releases and SEC Filings after December 31, 2019 for additional information. 3

SUN COMMUNITIES, INC. OVERVIEW (NYSE: SUI) Current Portfolio as of December 31, 2019 422 communities consisting of over 141,000 sites across 33 states and Ontario, Wine Country RV Resort – PasoCanada Robles, CA 7,931 Trailing Twelve Months Rental Revenue as of December 31, 2019 83% Annual Revenues RV - 266 MH Communities Annual 122 RV Communities 44% 12% MH and RV Communities 18% 34 MH Age Restricted Manufactured Housing RV - Transient 71% 17% 71% 63% 29% 8% 56% 69%71% 12% MH All Age Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2019 as well as Press Releases and SEC Filings after December 31, 2019 for additional information. 4

2020 FINANCIAL AND OPERATING GUIDANCE Guidance 2020 Additional Information Net Income Core FFO 2020E First quarter 2020, per fully diluted share $0.34 - $0.37 $1.18 - $1.21 Increase in revenue producing sites 2,500 – 2,700 Full year 2020, per fully diluted share $1.79 - $1.91 $5.20 - $5.30 Vacant expansion site deliveries 1,000 – 1,200 Vacant ground-up development site deliveries 550 – 750 New home sales volume 650 – 700 Pre-owned home sales volume 2,550 – 2,750 Same Community Portfolio Number of Communities: 367 2020E Change % VALLECITO – NEWBURY PARK, CA Income from real property (excluding transient revenue) 6.3% - 6.5% Transient revenue 2.4% - 3.0% Income from real property1 5.7% - 6.0% Property and operating maintenance1,2 3.6% - 4.6% Real estate taxes 7.2% - 8.0% Total property operating expenses 4.4% - 5.3% Net operating income3 6.0% - 6.8% 2020E Weighted average monthly rent increase 4.0% Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2019 as well as Press Releases and SEC Filings after December 31, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: The estimates and assumptions presented on this page represent a range of possible outcomes and may differ materially from actual results. Guidance estimates include acquisitions completed through February 19, 2020 and exclude any prospective acquisitions or capital markets activity. The estimates and assumptions are forward looking based on the Company’s current assessment of economic and market conditions, as well as other risks outlined above under the caption “Forward Looking Statements.” 1 Water and sewer utility revenue of $36.2 million has been reclassified from Income from real property to net against the related expense in Property operating maintenance. 2 2019 actual property operating and maintenance expense excludes $0.7 million of expenses incurred for recently acquired properties to bring the properties up to the Company’s operating standards that do not meet the Company’s capitalization policy. 3 Certain securities that are dilutive to the computation of Core FFO per fully diluted share in the table above have been excluded from the computation of net income per fully diluted share, as inclusion of these securities would have been anti-dilutive to net income per fully diluted share. 5

POWERING SUN’S GROWTH ENGINE - INTERNAL . Sun is the premier owner and operator of MH and RV communities . Strong cycle-tested record of operating, expanding and acquiring MH and RV communities dating back to 1975 INTERNAL LEVERS Contractual Rent Increases MH Occupancy Gains 95.5% Annual historical 2019 year end MH Occupancy 2% - 4% weighted average monthly rental 70% of MH communities at 98%+ rate increase supported by continual reinvestment into communities 250bps+ existing MH occupancy upside Expansions Transient RV Site Conversions ~1,230 ~21,400 2019 vacant site deliveries Current transient RV sites 7,850 ~1,100 sites available for expansion 2020 and beyond average yearly converted sites1 12% – 14% 40% – 60% expansion IRRs2 1st year revenue uplift once converted Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2019 as well as Press Releases and SEC Filings after December 31, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1 2017-2019 average 2 Expected 5-year unlevered internal rates of return based on certain assumptions 6

POWERING SUN’S GROWTH ENGINE - EXTERNAL EXTERNAL LEVERS Acquisitions Development $815mm Targeting 3-4 investment in 46 communities in 2019 new development project starts / year 3.1x increase 7% – 9% in communities since year end 12/31/10 ground-up development IRRs1 High degree of visibility into MH and RV acquisition pipeline ~1,100 2019 ground-up site deliveries CIDER MILL CROSSINGS – FENTON, MI CAVA ROBLES – PASO ROBLES, CA GROUND-UP DEVELOPMENT OPENED IN JUNE 2018 Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2019 as well as Press Releases and SEC Filings after December 31, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1 Expected 5-year unlevered internal rates of return based on certain assumptions 7

FINANCIAL HIGHLIGHTS Financial Performance Quarter Ended December 31, YTD Ended December 31, 2019 2018 % Change 2019 2018 % Change Total Revenue $301.8mm $274.0mm 10.2% $1,264.0mm $1,126.8mm 12.2% Total NOI $167.6mm $150.0mm 11.7% $700.0mm $622.4mm 12.5% Same Community Revenue $196.1mm $184.4mm 6.4% $806.0mm $758.9mm 6.2% Same Community NOI $139.3mm $129.5mm 7.6% $558.3mm $520.3mm 7.3% EPS1 $0.31 $0.11 181.8% $1.80 $1.29 39.5% Core FFO / Share1,2 $1.10 $1.03 6.8% $4.92 $4.58 7.4% REUNION LAKE RV RESORT – PONCHATOULA, LA SUN-N-FUN – SARASOTA, FL Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2019 as well as Press Releases and SEC Filings after December 31, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1 Company information. Diluted. 2 Based on fully diluted shares of 95.463 million and 90.066 million for three months ended December 31, 2019 and December 31, 2018, respectively; and 92.817 million and 86.141 million for the year ended December 31, 2019 and December 31, 2018, respectively. 8

2019 ACQUISITION & DEVELOPMENT ACTIVITY Investment Activity Summary Acquisitions Ground-up & Redevelopments Expansions 2 PANDION RIDGE – ORANGE BEACH, AL JELLYSTONE GOLDEN VALLEY – BOSTIC, NC PECAN PARK – JACKSONVILLE, FL ACQUIRED IN NOVEMBER 2019 FIRST PHASE OPENED IN JULY 2019 OPENED DECEMBER 2019 $815mm purchase price, $183mm spend $99mm spend 46 communities ~1,100 site ~1,230 site ~10,300 sites added deliveries in 2019 deliveries in 2019 Closed on 31 MH Continued construction Pursuing additional land property Jensen portfolio on our San Diego bay front inventory purchases RV resort Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2019 as well as Press Releases and SEC Filings after December 31, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 9

SUN’S FAVORABLE REVENUE DRIVERS . Yearly home move-outs in Sun’s MH communities are less than 1% . Tenure of residents in Sun’s MH communities is approximately 141 years MH Resident Move-out Trends (3 Year Average) 6.3% 0.8% Resident Re-sales Resident Move-outs (Home stays in community) (Home leaves community) ROYAL PALM VILLAGE – HAINES CITY, FL Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2019 as well as Press Releases and SEC Filings after December 31, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1. Annual average (2017 - 2019 annualized). 10

CONSISTENT AND CYCLE TESTED INTERNAL GROWTH . Sun’s average same community NOI growth has exceeded REIT industry average by ~190 bps and the apartment sector’s average by ~180 bps since 1998 . Since 1998, every individual year or rolling 4-quarter period has had positive same community NOI growth Same Community NOI Growth Annual Growth Since 1998 Average Annual Growth Since 1998 Apartment REITs Sun Communities 5.0% 10.0% SUI: SUI: + ~180bps + ~190bps 5.0% 3.2% 3.1% 0.0% ( 5.0%) (10.0%) 3Q98 3Q99 3Q00 3Q01 3Q02 3Q03 3Q04 3Q05 3Q06 3Q07 3Q08 3Q09 3Q10 3Q11 3Q12 3Q13 3Q14 3Q15 3Q16 3Q17 3Q18 3Q19 Sun Apartment REIT Industry Communities REITs Source: Citi Investment research, September 2019. “REIT Industry Average” includes an index of REITs across a variety of asset classes including: self storage; mixed office; regional malls; shopping centers; apartments; student housing; manufactured homes and specialty. Refer to information regarding non-GAAP financial measures in the attached Appendix. 11

RENTING - MH VS. OTHER RENTAL OPTIONS . Manufactured homes in Sun’s communities provide 25% more space at 50% less cost per square foot Manufactured Homes in Other Rental Sun’s Communities1 Options2 VS. PRICE $0.80 per sq. ft.  $1.60 per sq. ft. SQUARE FOOTAGE 1,250 sq. ft.  1,000 sq. ft. RENT $997 per month  $1,600 per month 1 Source: Company information. 2 Source: Zillow – U.S. Median Monthly Rent (Zillow rent index, December 2019). Includes multifamily, single family and duplex 2-bedroom rentals 12

HOMEOWNERSHIP – MH VS SINGLE FAMILY . Sun’s communities offer affordable options in attractive locations Manufactured Homes Single Family Homes  Average cost of a new Manufactured Home is  Average cost of Single Family is $297,747 or $78,500 or roughly 2 years median income roughly 7 years median income $450,000 Manufactured Homes Portion of purchase price attributable to land Single Family Homes $400,000 $350,000 $300,000 $250,000 $293,727 $297,747 $263,256 $272,454 $278,409 $200,000 $249,429 $223,085 $203,182 $206,560 $207,950 $150,000 $100,000 Average Household $50,000 Income $70,600 $71,900 $78,500 $78,500 1 $63,100 $62,800 $60,500 $62,200 $64,000 $65,300 $68,000 ~$40,000 $- 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Source: U.S. Department of Census, Cost & Size Comparisons of New Manufactured & New Single-Family Site-Built Homes (2009-2018) 1 Average of 2018 primary applicant household income for SUI’s manufactured housing communities 13

EXPANSIONS PROVIDE ATTRACTIVE RETURNS . Investment in expansion sites boosts growth in highly accretive manner . Sun expands in communities and resorts with high occupancies and continued strong demand 12 – 24 months average lease-up for 100-site expansion $40k - $45k typical per site construction cost CROSSROADS – AIKEN, SC ACQUIRED IN OCTOBER 2019 Target 12% - 14% IRRs1 ~1,230 2019 vacant expansion site deliveries SHERKSTON SHORES – SHERKSTON, ON Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2019 as well as Press Releases and SEC Filings after December 31, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1 Expected 5-year unlevered internal rates of return based on certain assumptions 14

MAXIMIZING VALUE FROM STRATEGIC ACQUISITIONS Professional Operational Management Adding Value with Expansions Home Sales & Rental Program Call Center & Digital Marketing Outreach Skilled Expense Management Repositioning with Additional Capex Year-end Communities and Sites . Since 2010, Sun has acquired communities valued in excess of $5.6 billion, increasing its number of communities by 3.1x 141,293 128,454 117,376 121,892 88,612 422 371 79,554 341 350 69,789 63,697 54,811 217 231 47,683 188 159 173 136 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Sites Communities Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2019 as well as Press Releases and SEC Filings after December 31, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 15

STRATEGIC BALANCE SHEET . Balance sheet supports growth strategy . Sun’s annual mortgage maturities in the years 2020 - 2024 average 4.7% of total mortgage debt outstanding Mortgage Debt Outstanding Mortgage Debt 5-Year Maturity Ladder principal amounts in thousands amounts in thousands Quarter Ended December 31, 2019 CMBS Fannie Mae Freddie Mac Life Companies Principal WA $315,330 Outstanding1 Interest Rates CMBS $397,868 5.10% $185,618 Fannie Mae $697,589 3.66% $148,378 Life Companies $1,710,408 4.00% $82,155 Freddie Mac $374,727 3.86% $19,796 Total $3,180,592 4.05% 2020 2021 2022 2023 2024 Net Debt / EBITDA2 Net Debt / TEV 3 7.5x 34.0% 33.8% 6.6x 28.2% 6.3x 25.2% 5.6x 5.5x 19.0% 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2019 as well as Press Releases and SEC Filings after December 31, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1 Includes premium / discount on debt and financing costs. 2 The debt ratios are calculated using trailing 12 months recurring EBITDA for the period ended December 31, 2019. 3 Total Enterprise Value includes common shares outstanding (per Supplemental), Common OP Units and Preferred OP Units, as converted, outstanding at the end of each respective period. 16

SUN COMMUNITIES’ ESG INITIATIVES . Sun published its inaugural ESG report in late 2019 . We are committed to sustainable business practices to benefit all stakeholders: team members, residents and guests, shareholders and the broader communities where we operate . In 2020, we will continue to enhance Sun’s sustainability program through the formal adoption of additional environmental policies, establishing a data baseline for utility usage and expanding the ESG team ESG Highlights1 Environmental Social Governance 25% of communities and resorts BoD’s Nominating and Corporate retrofitted with LED lighting Sun Unity social responsibility program Governance Committee formally ($9mm of spend once completed) oversees all ESG initiatives 200+ water meters replaced with 100% of Sun employees BoD composition is auto-read, real-time systems received safety training 29% female and 71% independent Enterprise Risk Management Committee Launched due diligence process for solar Team members throughout the identifies, monitors and mitigates risks energy program in California communities organization volunteered ~3,500 hours across the organization Installing smart irrigation systems and Comprehensive policies and SunFit Program promotes employee, native flora in all new procedures foster resident and guest wellness ground-up developments sound corporate governance Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2019 as well as Press Releases and SEC Filings after December 31, 2019 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1 Performance and initiatives for the 2018 reporting year are referenced. 17

STRATEGY-DRIVEN OUTPERFORMANCE . Sun has significantly outperformed major REIT and broader market indices over the last ten years 2019 Total Return 3-year Total Return 140.0% 70.0% 60.0% 115.0% 112.8% 50.0% 50.9% 90.0% 40.0% 65.0% 31.5% 30.0% 25.8% 53.2% 40.0% 20.0% 26.2% 10.0% 15.0% 0.0% (10.0%) 5-year Total Return 10-year Total Return 1,200.0% 190.0% 1,160.5% 190.2% 1,000.0% 150.0% 800.0% 110.0% 600.0% 70.0% 73.9% 400.0% 256.7% 30.0% 40.5% 200.0% 208.7% 0.0% (10.0%) Sun Communities, Inc. (SUI) S&P 500 MSCI US REIT (RMS) Source: S&P Global as of December 31, 2019. 18

CONSISTENT NOI GROWTH . Manufactured housing is one of the most recession-resistant sectors in real estate and has consistently outperformed multifamily and most sectors in same community NOI growth since 2000 Indexed NOI Growth Sun Communities $242 Sun Communities Manufactured Housing $240 Multifamily $233 Manufactured Housing Industrial $231 Self-storage $220 Mall Office $200 Shopping Centers Self-storage $180 $164 Multifamily $160 $148 Industrial $145 Mall $140 $145 Shopping Centers $136 Office $120 $100 $80 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD Source: Citi Investment research, September, 2019. Refer to information regarding non-GAAP financial measures in the attached Appendix. 19

APPENDIX CAROLINA PINES – CONWAY, SC

NON-GAAP TERMS DEFINED Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), and earnings before interest, tax, depreciation and amortization (“EBITDA”) as supplemental performance measures. The Company believes that FFO, NOI, and EBITDA are appropriate measures given their wide use by and relevance to investors and analysts. Additionally, FFO, NOI, and EBITDA are commonly used in various ratios, pricing multiples, yields and returns and valuation calculations used to measure financial position, performance and value. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of generally accepted accounting principles (“GAAP”) depreciation and amortization of real estate assets. NOI provides a measure of rental operations that does not factor in depreciation, amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further measure to evaluate ability to incur and service debt and to fund dividends and other cash needs. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as GAAP net income (loss), excluding gains (or losses) from sales of depreciable operating property, plus real estate- related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company’s operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. The Company also uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of our core business (“Core FFO”). The Company believes that Core FFO provides enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a performance measure or GAAP cash flow from operations as a liquidity measure. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Further, FFO is not intended as a measure of a REIT’s ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company’s interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that interpret the NAREIT definition differently. NOI is derived from revenues minus property operating expenses and real estate taxes. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and/or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating activities as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation, and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. EBITDA as defined by NAREIT (referred to as “EBITDAre”) is calculated as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus or minus losses or gains on the disposition of depreciated property (including losses or gains on change of control), plus impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. EBITDAre is a non-GAAP financial measure that the Company uses to evaluate its ability to incur and service debt, fund dividends and other cash needs and cover fixed costs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. The Company also uses EBITDAre excluding certain gain and loss items that management considers unrelated to measurement of the Company’s performance on a basis that is independent of capital structure (“Recurring EBITDA”). The Company believes that GAAP net income (loss) is the most directly comparable measure to EBITDAre. EBITDAre is not intended to be used as a measure of the Company’s cash generated by operations or its dividend-paying capacity, and should therefore not replace GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating, investing and financing activities as measures of liquidity. 21

NET INCOME TO FFO RECONCILIATION (amounts in thousands except per share data) Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2019 as well as Press Releases and SEC Filings after December 31, 2019 for additional information. 22

NET INCOME TO NOI RECONCILIATION (amounts in thousands) Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2019 as well as Press Releases and SEC Filings after December 31, 2019 for additional information. 23

NET INCOME TO RECURRING EBITDA RECONCILIATION (amounts in thousands) Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2019 as well as Press Releases and SEC Filings after December 31, 2019 for additional information. 24